Exhibit 10.1

AMENDMENT NO. 1 TO COLLABORATION AND LICENSE AGREEMENT

This Amendment No. 1 to the Collaboration and License Agreement (“Amendment”) is made and entered into effective as of April 8, 2021 (“Effective Date of the Amendment”), by and between KemPharm, Inc. (“KemPharm”) and Commave Therapeutics SA (formerly known as Boston Pharmaceuticals Holdings SA) (“Company”). KemPharm and Company may be referred to herein individually as a “Party” or, collectively, as “Parties”.

RECITALS

WHEREAS, KemPharm and Company are Parties to Collaboration and License Agreement by and between KemPharm, Inc. and Company dated as of September 3, 2019 (“License Agreement”); and

WHEREAS, the Parties desire to amend the License Agreement in accordance with and subject to the provisions of this Amendment to accomplish their shared commercial goals;

NOW, THEREFORE, in consideration of the foregoing and the covenants and promises contained in this Amendment and in accordance with and subject to the terms and conditions specified below the Parties agree as follows:

Amendment of the License Agreement

The Parties hereby agree to amend the License Agreement as of the Effective Date of the Amendment as provided below. Capitalized terms used in this Amendment that are not otherwise defined herein shall have the meanings provided in the License Agreement.

1.         References to the Agreement. All references to the “Agreement” contained in any Section or subsection of the License Agreement shall mean “the Agreement (as amended)”.

2.         Incorporation of the Agreement. The License Agreement, to the extent not inconsistent with this Amendment, is incorporated herein by this reference as though the same was set forth in its entirety. To the extent any terms and provisions of the Agreement are inconsistent with the amendments as set forth herein below, such terms and provisions shall be deemed superseded hereby. Except as specifically set forth herein, the License Agreement shall remain in full force and effect and its provisions shall be binding on the Parties thereto.

3.         Amendment of Section 8.3 – Approval Milestones. The table setting forth each approval milestone event and milestone payment in Section 8.3 of the License Agreement is hereby deleted and replaced in its entirety by the table in the form set forth below:

Approval Milestone Event	Milestone Payment
1) FDA acceptance of NDA submission for KP415	Five million U.S. Dollars (US$5,000,000)
2) Regulatory Approval of KP415 in the U.S. by July 1, 2021	Ten million U.S. Dollars (US$10,000,000), due five (5) calendar days after the Effective Date of the Amendment

3)         Regulatory Approval of KP415 in the U.S. with a label approved by the FDA that includes 30-minute onset and 13-hour duration (the “30/13 Label”):

a.         If Regulatory Approval of KP415 in the U.S. with the 30/13 Label is received by [***]; or

b.         If Regulatory Approval of KP415 in the U.S. with the 30/13 Label is not achieved by [***], but the 30/13 Label is included in a subsequent Regulatory Approval for KP415 in the U.S. received by [***].

[***] [***]
4) Scheduling determination of the Compound serdexmethylphenidate, or SDX, by the U.S. Drug Enforcement Administration (“DEA”) following Regulatory Approval of KP415 in the U.S.	[***]
5) Regulatory Approval of KP484 in the U.S. by the FDA	[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

4.         Amendment of Section 8.4 – Sales Milestone Payments. The table setting forth each sales milestone event and milestone payment in Section 8.4 of the License Agreement is hereby deleted and replaced in its entirety by the table in the form set forth below:

Sales Milestone Event	Milestone Payment
1) Year total annual U.S. Net Sales of any Initial Product first exceeds [***].	[***]
2) Year total annual U.S. Net Sales of any Initial Product first exceeds [***].	[***]
3) Year total annual U.S. Net Sales of any Initial Product first exceeds [***].	[***]
4) Year total annual U.S. Net Sales of any Initial Product first exceeds [***].	[***]
5) Year total annual U.S. Net Sales of any Initial Product first exceeds [***].	[***]
6) Year total annual U.S. Net Sales of any Initial Product first exceeds [***].	[***]
7) Year total annual U.S. Net Sales of any Initial Product first exceeds [***].	[***]
8) Year total annual U.S. Net Sales of any Initial Product first exceeds [***].	[***]

5.         Amendment of Section 8.4 – Sales Milestone Payments. The last sentence of the last paragraph in Section 8.4 is hereby deleted in its entirety and replaced with the following:

“Furthermore, the total maximum milestones payable under this Section 8.4 shall not exceed five hundred fifty million U.S. Dollars (US$550,000,000).”

6.         Section 8.5(a) – U.S. Royalty Rate. The table setting forth each aggregate annual Net Sales of each Initial Product sold in the U.S. and Royalty rate in Section 8.5(a) of the License Agreement is hereby deleted and replaced in its entirety by the table in the form set forth below:

Aggregate annual Net Sales of each Initial Product sold in the U.S.	Royalty Rate
1) For that portion of aggregate annual Net Sales in the U.S. per Calendar Year less than or equal to [***]	[***]
2) For that portion of aggregate annual Net Sales in the U.S. per Calendar Year greater than [***] and less than or equal to [***]	[***]
3) For that portion of aggregate annual Net Sales in the U.S. per Calendar Year greater than [***] and less than or equal to [***]	[***]
4) For that portion of aggregate annual Net Sales in the U.S. per Calendar Year greater than [***] and less than or equal to [***]	[***]
5) For that portion of aggregate annual Net Sales in the U.S. per Calendar Year greater than [***] and less than or equal to [***]	[***]
6) For that portion of aggregate annual Net Sales in the U.S. per Calendar Year greater than [***] and less than or equal to [***]	[***]
7) For that portion of aggregate annual Net Sales in the U.S. per Calendar Year greater than [***] and less than or equal to [***]	[***]
8) For that portion of aggregate annual Net Sales in the U.S. per Calendar Year greater than [***]	[***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

7.         Section 8.5(d)(i) – Royalty Payment Reduction. Section 8.5(d)(i) is hereby deleted in its entirety and replaced with the following:

“If the first Regulatory Approval for the first approved label of KP415 by the FDA does not include the 30/13 Label, the royalty rates set forth in Section 8.5(a) shall be reduced by [***] with respect to all sales of KP415 in the U.S., except as set forth in the next sentence. If, however, subsequent to such [***] reduction in royalty rates in Section 8.5(a) the aggregate annual U.S. Net Sales of KP415 exceeds the following specified amounts in U.S. Dollars, the royalty rates used to compute Royalty on U.S. Net Sales due to KemPharm shall be adjusted as follows: (i) for the first year in which aggregate annual Net Sales in the U.S. exceeds [***], the royalty rates used to compute the Royalty shall be adjusted to [***] of the royalty rates set forth in Section 8.5(a) for each respective layer and remain thereafter during the remainder of the Royalty Term, except that (ii) for the first year in which aggregate annual Net Sales in the U.S. exceeds [***], the royalty rates used to compute the Royalty shall be adjusted to [***] of the royalty rates set forth in Section 8.5(a) for each respective layer and remain thereafter during the remainder of the Royalty Term, except that (iii) for the first year in which aggregate annual Net Sales in the U.S. exceeds [***], the royalty rates used to compute the Royalty shall be [***] of the royalty rates set forth in Section 8.5(a) for each respective layer and remain thereafter during the remainder of the Royalty Term.”

8.         Section 1.55. Section 1.55 is hereby deleted in its entirety and replaced by the following:

“‘Regulatory Approval’ means all approvals necessary for the commercial sale of a Product in the Field in a given country or regulatory jurisdiction, including any changes to the labeling (e.g., package insert, package labeling, or container label) of the Product in the clinical study section reflecting new or modified data.”

9.         Section 2.7 – Right of First Refusal. Section 2.7 is hereby deleted in its entirety and replaced by the following:

2.7 Right of First Refusal.

(a)

 Right of First Refusal for Each Additional Product Containing SDX. Without limiting any of Company’s rights or KemPharm’s obligations under Section 2.6, KemPharm hereby grants Company a right of first refusal (“Right of First Refusal”) to acquire, license, and/or commercialize any Additional Product which contains SDX and for which Company does not elect the Additional Product Option (each, a “ROFR Product”), respectively, and such right of first refusal may be exercised only once for each ROFR Product and shall expire upon acceptance of the NDA for each such ROFR Product. Company’s Right of First Refusal shall be available for a period of no greater than [***] Business Days following receipt of written notice from KemPharm of the existence of a bona fide offer to acquire, license, and/or commercialize any such ROFR Product from a Third Party. KemPharm shall disclose the material terms of the offer to Company. If Company exercises its Right of First Refusal and agrees to acquire, license, and/or commercialize such ROFR Product on the same economic terms as offered by such Third Party, then the ROFR Product will be deemed a Product and licensed to Company under the terms and conditions of this Agreement, except that the Parties will amend this Agreement as appropriate to incorporate the economic terms offered by such Third Party. If Company fails to exercise its Right of First Refusal to acquire, license, and/or commercialize such ROFR Product on the same economic terms as offered by such Third Party, then, for example, KemPharm, its Affiliates, third party licensee, or purchaser may commercialize such ROFR Product.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

(b)

Extension of Additional Option Period for KP922. If Company does not exercise its Additional Product Option for KP922 following the completion of a Phase 1 proof-of-concept study for KP922 as provided under Section 2.6, the Additional Product Option Period for KP922 shall be extended and continue until its expiration upon acceptance of the NDA for KP922.

10.         Miscellaneous.

a.         Full Force and Effect. Except as expressly amended in this Amendment, the License Agreement shall remain unchanged and continue in full force and effect as provided therein. For the avoidance of doubt, nothing set forth in this Amendment shall or shall be deemed to amend, modify, or otherwise change the terms and conditions of the License Agreement in effect as of the Effective Date of the Amendment except as expressly stated herein.

b.         Entire Agreement of the Parties. This Amendment and the License Agreement constitute the complete final and exclusive understanding and agreement of the Parties with respect to the subject matter of the License Agreement, and supersede any and all prior or contemporaneous negotiations, correspondence, understandings, and agreements, whether oral or written, between the Parties respecting the subject matter of the License Agreement.

c.         Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. One or more counterparts of this Amendment may be executed by facsimile or other electronic means.

d.         Confidentiality. This Amendment and its terms shall be subject to the confidentiality obligations set forth in the License Agreement.

e.         Organization and Authority. Each Party represents, warrants, and covenants to the other Party that: Such Party is a company duly organized, validly existing, and in good standing under the Laws of its jurisdiction and organization. Such Party has the requisite corporate power and authority to enter into this Amendment. Such Party has the requisite corporate power and authority to execute and deliver this Amendment and to perform all of its obligations hereunder. The execution and delivery of this Amendment and the performance by such Party of its obligations hereunder have been authorized by all requisite corporate action on its part. This Amendment has been validly executed and delivered by such Party, and, assuming that such documents have been duly authorized, executed, and delivered by the other Party, constitutes a valid and binding obligation of such Party as of the Effective Date of the Amendment, enforceable against such Party in accordance with its terms.

[Signature page follows]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.

[Signature Page to Amendment No. 1]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment in duplicate originals by their authorized officers as of the Effective Date of the Amendment.

ACCEPTED AND AGREED,

Commave Therapeutics SA (formerly known as Boston Pharmaceuticals Holdings SA)	KemPharm, Inc.

By: /s/ Gilles Lacour	By: /s/ Travis C. Mickle, Ph.D.
Name: Gilles Lacour	Name: Travis C. Mickle, Ph.D.
Title: Director	Title: Chief Executive Officer and Chairman

By: /s/ Stefan Meister
Name: Stefan Meister Title: Director

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED.